March 20, 2014 2 0 1 4 A N N U A L S T R E S S T E S T D I S C L O S U R E Dodd-Frank Act Stress Test Results Supervisory Severely Adverse Scenario

Agenda Page 2 0 1 4 A N N U A L S T R E S S T E S T D I S C L O S U R E 1 2014 Supervisory Severely Adverse Scenario Results 1 Appendix 8

Overview

The 2014 Annual Stress Test Disclosure presents results of the annual Dodd-Frank Act Stress Test ("DFAST") for JPMorgan Chase & Co. ("JPMorgan Chase" or "the Firm") and certain select subsidiaries that are subject to the DFAST rules. The results reflect certain forecasted financial measures under the Supervisory Severely Adverse scenario prescribed by the Board of Governors of the Federal Reserve System ("Federal Reserve"). The stress test has been executed in accordance with the Comprehensive Capital Analysis and Review ("CCAR") 2014 Summary Instructions and Guidance published by the Federal Reserve on November 1, 2013 ("2014 CCAR Instructions").

The results presented were calculated using forecasting models and methodologies developed and employed by JPMorgan Chase. The Federal Reserve conducts stress testing of financial institutions, including JPMorgan Chase, based on models and methodologies the Federal Reserve employs. Because of the different models and methodologies employed by the Federal Reserve, results published by the Federal Reserve may vary from those disclosed herein; JPMorgan Chase may not be able to explain the differences between the results published in this report and the results published by the Federal Reserve.

The results presented reflect specific assumptions regarding planned capital actions as prescribed by the DFAST rule ("DFAST capital actions"):

- Common stock dividend payments are assumed to continue at the same dollar amount as the prior four quarters
- Scheduled dividend, interest or principal payments for other capital instruments are assumed to be paid
- Repurchases of common stock are assumed to be zero
- Issuance of new common stock, preferred stock, or other capital instruments are assumed to be zero, except for common stock issuance associated with employee compensation

The results presented represent hypothetical estimates under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve that reflects an economic outcome that is more adverse than expected, and do not represent JPMorgan Chase's forecasts of expected losses, revenue, net income before taxes, or capital, risk-weighted assets, or capital ratios.

2014 SUPERVISORY SEVERELY ADVERSE SCENARIO RESULTS

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2014 SUPERVISORY SEVERELY ADVERSE SCENARIO RESULTS

Key Changes in 2014 CCAR

- The 2014 CCAR Instructions included the following requirements:
  - Inclusion in the capital plan of certain Basel III standards, notably:
    - From 1Q 2014, capital subject to transition requirements[1]
    - From 1Q 2015, risk-weighted assets ("RWA") subject to Basel III standardized approach
    - Minimum regulatory capital ratios:
      - Basel III Common equity tier 1 of 4.0% in 2014,
      - Basel III Common equity tier 1 increasing to 4.5% in 2015
    - Basel I Tier 1 common ratio minimum remains at 5.0% throughout the 9-quarter forecast horizon, consistent with 2013 CCAR requirements
  - Introduction of a counterparty default scenario, as an add-on to the macroeconomic and global market shock scenarios, for eight U.S. Global Systemically Important Banks ("G-SIBs")
    - Reflects impact of an instantaneous and unexpected default of the counterparty that would represent the largest total net stressed loss if the counterparty defaulted on its obligations related to derivatives and securities financing transaction ("SFT") activities, specifically securities lending and repurchase agreements
    - Replaces impact of counterparty credit risk incremental default risk, which captures additional projected losses from default of over-the-counter ("OTC") derivatives counterparties in the trading book
    - JPMorgan Chase has historically included counterparty defaults in its internally-developed stress scenarios

[1] See Department of the Treasury, Office of the Comptroller of the Currency, and Board of Governors of the Federal Reserve System final Regulatory Capital Rules, Federal Register, vol. 78 (October 11, 2013)

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2014 SUPERVISORY SEVERELY ADVERSE SCENARIO RESULTS

DFAST results under the Supervisory Severely Adverse Scenario

Capital and RWA projections – JPMorgan Chase & Co.

Firm-calculated projected stressed capital ratios through Q4 2015

	Actual Q3 2013	2014 CCAR Regulatory Minimums			Stressed capital ratios[1]	
		Q4 2013	2014	2015	Ending	Minimum
Tier 1 common ratio (%)[2,3]	10.5%	5.0%	5.0%	5.0%	7.6%	6.5%
Common equity tier 1 capital ratio (%)[2,4,5]	n/a	n/a	4.0%	4.5%	7.3%	6.6%
Tier 1 risk-based capital ratio (%)[4]	11.7%	4.0%	5.5%	6.0%	8.0%	7.3%
Total risk-based capital ratio (%)[4]	14.3%	8.0%	8.0%	8.0%	10.2%	9.6%
Tier 1 leverage ratio (%)[4]	6.9%	3.0% or 4.0%	4.0%	4.0%	5.7%	5.4%

[1] The capital ratios are calculated using capital action assumptions provided within the Dodd-Frank Act stress testing rule. These projections represent hypothetical scenarios that reflect an economic outcome that is more adverse than expected. These estimates are not forecasts of JPMorgan Chase expected losses, revenues, net income before taxes, or capital ratios. The minimum capital ratios presented are for the period Q4 2013 to Q4 2015 and do not necessarily occur in the same quarter. Calculations do not include the impact of JPMorgan Chase's 2014 CCAR capital actions request

[2] See note 1 on page 27

[3] The Tier 1 common ratio is calculated using the definition of capital and total risk-weighted assets under Basel I rules as in effect in 2013

[4] Stressed capital ratios are calculated using the definition of capital and approaches to risk-weighting assets that are in effect during the corresponding planning horizon quarter. See "Regulations Y and YY: Application of the Revised Capital Framework to the Capital Plan and Stress Test Rules," 78 Fed. Reg. 59779 (September 30, 2013)

[5] JPMorgan Chase, as an advanced approaches bank holding company ("BHC"), is subject to a Basel III Common equity tier 1 ratio of 4.0% for each quarter in 2014 and 4.5% for each quarter in 2015

Firm-calculated actual Q3 2013 and projected Q4 2015 risk-weighted assets

	Actual Q3 2013	Projected Q4 2015	
		Current general approach (Basel I with 2.5)[1]	Basel III Standardized
Risk-weighted assets (billions of dollars)[2]	$1,374	$1,338	$1,563

[1] "Current general approach" refers to Basel I with Basel 2.5 market risk rules

[2] For each quarter in 2014, risk-weighted assets are calculated using Basel I with Basel 2.5 market risk rules. For each quarter in 2015, risk-weighted assets are calculated under the Basel III standardized capital risk-based approach, except for the tier 1 common ratio which uses the risk-based capital approach under Basel I with Basel 2.5 market risk rules for all quarters

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DFAST results under the Supervisory Severely Adverse Scenario

P&L – JPMorgan Chase & Co.

2014 SUPERVISORY SEVERELY ADVERSE SCENARIO RESULTS

Firm-calculated 9-quarter cumulative P&L metrics (Q4 2013 – Q4 2015)

	Billions of dollars	Percent of average assets[1]
Pre-provision net revenue[2]	$36.1	1.6%
Other Revenue[3]	0.0	
less		
Provision for loan and lease losses	50.0	
Realized losses/(gains) on securities (AFS/HTM)	1.3	
Trading and counterparty losses[4]	20.7	
Other losses/(gains)[5]	0.3	
equals		
Net income before taxes	**($36.2)**	**(1.6%)**
Memo items		
Other comprehensive income[6]	*($5.2)*	
Other effects on capital	*Q4 2014*	*Q4 2015*
Accumulated comprehensive income ("AOCI") in capital (billions of dollars)[7]	*($1.9)*	*($1.2)*

[1] Average assets is the nine-quarter average of total assets (from Q4 2013 through Q4 2015)
[2] Pre-provision net revenue includes losses from operational-risk events, mortgage repurchase expenses, and other real estate owned ("OREO") costs
[3] Other revenue includes one-time income and (expense) items not included in pre-provision net revenue
[4] Trading and counterparty losses include mark-to-market ("MTM") and credit valuation adjustments ("CVA") losses and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities
[5] Other losses/gains includes projected change in fair value of loans held-for-sale and loans held-for-investment measured under the fair value option, and goodwill impairment losses
[6] Other comprehensive income ("OCI") includes incremental unrealized (losses)/gains on available-for-sale ("AFS") securities and on any held-to-maturity ("HTM") securities that have experienced other than temporary impairment
[7] JPMorgan Chase, as an advanced approaches BHC, is required to include 20 percent of AOCI in capital calculations for 2014 and 40 percent of AOCI in capital calculations for 2015

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DFAST results under the Supervisory Severely Adverse Scenario

Loan loss projections – JPMorgan Chase & Co.

Firm-calculated cumulative loan losses by type of loans (Q4 2013 – Q4 2015)	Billions of dollars	Portfolio loss rates (%)[1]
Loan losses	$36.5	5.1%
First-lien mortgages, domestic	4.5	3.2
Junior liens and HELOCs, domestic	4.0	5.7
Commercial and industrial[2]	6.1	4.7
Commercial real estate, domestic	2.3	3.3
Credit cards	15.6	14.0
Other consumer[3]	2.3	3.8
Other loans[4]	1.6	1.2

- For purposes of this disclosure, loan losses and rates are calculated to be consistent with the Federal Reserve's methodology[5], which includes purchased credit-impaired portfolios ("PCI") impairments as part of loan losses as opposed to as part of loan loss reserves

[1] Average loan balances used to calculate portfolio loss rates exclude loans held-for-sale and loans held-for-investment under the fair value option, and are calculated over nine quarters
[2] Commercial and industrial loans include small- and medium-enterprise loans and corporate cards
[3] Other consumer loans include student loans and automobile loans
[4] Other loans include international real estate loans
[5] As described in the Federal Reserve's Dodd-Frank Act Stress Test 2013: Supervisory Stress Test Methodology and Results published on March 7, 2013

2014 SUPERVISORY SEVERELY ADVERSE SCENARIO RESULTS

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2 0 1 4 S U P E R V I S O R Y S E V E R E L Y A D V E R S E S C E N A R I O R E S U L T S Key drivers of 2014 Basel I Tier 1 Common (BIT1C) ratio – Supervisory Severely Adverse Scenario The BIT1C required minimum remains consistent across both 2013 and 2014 CCAR Firm-calculated 9-quarter cumulative BIT1C1 ratio under Supervisory Severely Adverse Scenario ($B, except where noted) 1 See note 1 on page 27 2 Q3 2013 and Q4 2015 reflect end of period figures. Other figures represent cumulative 9 quarter impact 3 BIT1C impact assumes tax rate of 38% 4 Represents other items, including disallowed deferred tax assets, goodwill & intangibles net of related deferred tax liability 5 Net capital distributions assume no repurchases and dividends held flat to prior year 2 3 4 5 2 3 3 7

Agenda Page 2 0 1 4 A N N U A L S T R E S S T E S T D I S C L O S U R E 8 Appendix  Capital Adequacy Assessment Processes & Risk Methodologies  DFAST Results – In-scope Bank Entities 8 2014 Supervisory Severely Adverse Scenario Results 1

Overview of Capital Adequacy Assessment Processes

- Both CCAR and DFAST Mid-Cycle stress tests are components of the Firm's Internal Capital Adequacy Assessment Process ("ICAAP")
- Capital adequacy assessment processes are used to evaluate the Firm's capital adequacy by:
  - Assessing a broad range of economic factors, interest rate sensitivities, market stresses and idiosyncratic risks and events
  - Measuring the full impact of these factors on the Firm's earnings, reserves, balance sheet and capital position
- Results are assessed relative to internal capital guidelines and external capital management policies, and are used in capital and risk management decisions

Key Features

- Semi-annual processes
- Centrally defined economic scenarios applied uniformly across the Firm
  - DFAST Mid-Cycle company-run: 3 scenarios defined by JPMorgan Chase economists
  - CCAR: 3 scenarios defined by the Federal Reserve, and at least 1 stress scenario defined by JPMorgan Chase economists
- Granular approach; forecasts and projections developed at portfolio or line of business ("LOB") level
- Forecasting approaches and results independently assessed by Central Challenger Team within the Firm's Regulatory Capital Management Office
- Models independently reviewed and validated by Model Risk and Development unit
- Results projected over 2+ year time horizon

Key Resources

- Draws on the collective expertise and resources of the Firm (e.g., people, systems, technology and control functions)
- Leverages ~3,000 employees across LOBs and firmwide functions, many of whom carry out ICAAP processes as part of their core responsibilities
- Centrally coordinated and supervised by Corporate stress testing team

Overall results reviewed with the Firm's Capital Governance Committee and Board of Directors

APPENDIX

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A P P E N D I X Capital Adequacy Assessment Governance and Control Processes Board of Directors  Reviews results of the capital adequacy assessment, which encompasses the effectiveness of the capital adequacy process, the appropriateness of the risk tolerance levels, capital planning and the strength of the control infrastructure  Approves capital management policies  Approves annual capital plan Capital Governance Committee  Governs the capital adequacy assessment process, including the overall design, assumptions and risk streams incorporated in the process, including ensuring that capital stress test programs are designed to adequately capture the idiosyncratic risks across the Firm’s businesses LOB Chief Financial / Risk Officers  Responsible for the results of the capital stress testing process for their respective LOB, including adherence to firmwide guidelines  Formally attests to LOB capital stress testing control processes, results and supporting documentation Regulatory Capital Management Office  Manages and administers the capital adequacy assessment process  Conducts independent risk-based assessments of the capital adequacy assessment forecasts with the purpose of providing transparency and escalation to the appropriate governing bodies  Establishes and oversees the control framework for the capital adequacy assessment process, including the associated Risk and Controls Self Assessments, in coordination with the Firmwide Control and Oversight function  Capital adequacy, including stress testing, is central to JPMorgan Chase’s business strategy and as such is governed at the most senior levels of the Firm – both CCAR and DFAST Mid-Cycle stress tests leverage this governance framework Governance and central processes 10

A P P E N D I X Capital Management Objectives and Assessment of Results  Cover all material risks underlying the Firm’s business activities;  Maintain “well-capitalized” status under regulatory requirements;  Maintain debt ratings that enable the Firm to optimize its funding mix and liquidity sources while minimizing costs;  Retain flexibility to take advantage of future investment opportunities;  Build and invest in businesses even in a highly stressed environment; and  Distribute excess capital to shareholders without jeopardizing other stated principles JPMorgan Chase’s capital management objectives are to hold capital sufficient to: Firmwide capital ratios are assessed relative to:  External regulatory standards for well-capitalized institutions  CCAR guidelines established by the Federal Reserve  Internal capital management policies Capital management decisions  Through-the-cycle business growth and investment  Sustainable, upward-trending dividends  Issuance/redemption plans across capital structure  Balance sheet management and strategy Results inform 11

A P P E N D I X Key Business Activities and Risks Captured in Capital Adequacy Assessment Projections Business activities Key risks Consumer & Community Banking  Consumer & Business Banking  Mortgage Banking  Card, Merchant Services & Auto  Credit  Liquidity  Market  Business and operational  Regulatory, legal, fiduciary and reputational Corporate & Investment Bank  Banking  Investment Banking  Treasury Services  Lending  Markets & Investor Services  Fixed Income / Equity Markets  Securities Services  Credit Adjustments & Other  Market  Credit  Liquidity  Business and operational  Regulatory, legal, fiduciary and reputational Commercial Banking  Middle Market Banking  Commercial Term Lending  Corporate Client Banking  Real Estate Banking  Credit  Liquidity  Market  Business and operational  Regulatory, legal and reputational Asset Management  Private Banking  Investment Management  Credit  Liquidity  Market  Business and operational  Regulatory, legal, fiduciary and reputational Corporate/ Private Equity  Private Equity  Treasury and Chief Investment Office (CIO)  Other Corporate  Market  Liquidity  Business and operational  Regulatory, legal, fiduciary and reputational Note: See pages 19 and 20 for descriptions of key risks 12

Capital and Risk Components Captured in Capital Adequacy Assessment Projections

- Quantitative approach applied across all scenarios; management judgment also a critical component of process
  - Approach employs econometric models and historical regressions where appropriate

	Capital components	Key risks captured	9qtr cum.
1 Pre-provision net revenue *(PPNR) excl. market shock*	• Product-centric models and analytical frameworks for revenue forecasts based on JPMorgan Chase's historical experience supplemented by industry data and management judgment, where appropriate • Granular, LOB-level projections for expense forecasts, governed by firmwide expense reduction guidelines for severe stress environments • Projections reflect macroeconomic factors, client behavior, business activity, etc.	• Operational • Interest rate duration • Equity prices • Mortgage repurchase • FX • Basis • Convexity • Prepayment	$36.1B[1]

2 Provision for loan and lease losses	• Projections of net charge-offs, reserves and loan balances, based on composition and characteristics of wholesale and consumer loan portfolios across:
	  – Wholesale – sector, region and rating segments
	  – Consumer – loan level, asset class and behavioral segments
		• Credit risks, which are impacted by:
		  – Probability of obligor or counterparty downgrade or default
		  – Loan transition to different payment statuses (i.e, current, delinquent, default)
		  – Loss severity
		  – Changes in commitment utilization
			$50.0B[1]

3 Trading & counterparty losses *(market shock)*	• Projections of the effect of instantaneous market shocks on trading positions • Losses are reflected in first quarter of projection period	• Market risk factors including directional exposure as well as volatility, basis and issuer default risk • Impact on CVA • Default of largest derivative and SFT counterparty	$20.7B[1]
4 Gains/losses on securities	• Projections of gains/losses on AFS and HTM positions	• Potential credit-related other-than-temporary-impairment ("OTTI") losses	$1.3B[1]
5 RWA	• Projections of Basel I Credit, Basel 2.5 Market Risk, and Basel III Standardized RWA, including impact of procyclicality	• Market risk factors including directional exposure as well as volatility, basis and issuer default risk • Credit risk factors affecting balances, including probability of obligor or counterparty downgrade or default, or country risk downgrade	$1.6T[2]
Capital position and actions	• Capital monitored with respect to Basel I standards inclusive of Basel 2.5 final market risk rules, as well as Basel III Advanced and Standardized approaches, which became effective January 1, 2014 • Capital actions include balance sheet management strategies		

[1] Reflects JPMorgan Chase 9-quarter projections under the Supervisory Severely Adverse Scenario (4Q13-4Q15)
[2] Reflects 4Q15 quarter-end balance under Basel III standardized approach

APPENDIX
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A P P E N D I X PPNR (Excluding Market Shock) 1 Scope  Represents total net revenue less noninterest expense; excludes credit costs Approach  Granular forecast across all LOBs by individual PPNR component  Loan balances, deposits, NII, sales & trading revenue, fee revenue, compensation, operational losses, and other expenses  Projections capture variability of spreads, pricing, prepayments, basis movement, etc., observed in the underlying economic scenarios Types of risks identified and captured  Operational  Interest rate duration  Equity prices  Mortgage repurchase  FX  Basis  Convexity  Prepayment Methodologies  Econometric and regression models and analytical frameworks used, as appropriate, to establish relationships between macroeconomic factors and JPMorgan Chase’s historical experience  P&L and balance sheet projections developed by LOBs capture:  Interest rate, FX and basis risks through projections of JPMorgan Chase’s core non-trading business activities  Equity risk from direct principal investments in private equity and other equity-like instruments  Mortgage repurchase risk due to material breaches of representations and warranties related to loans sold by JPMorgan Chase  Expense management actions driven by the underlying economic factors  Operational loss projections based on the relationship between macroeconomic variables and JPMorgan Chase’s historical loss experience Key management judgments  Management judgment is applied, including:  To define key business assumptions/inputs, including: – Assumptions related to business activities (e.g., market size, market share and trading flows) – Assumptions surrounding expense levels in a stressed environment  As the primary method to produce projections when statistical models cannot be used due to limited or insufficient data or when components are not sensitive to changes in economic environment  To adjust for model limitations due to inherent uncertainties not captured in models  To introduce conservative bias where modeled output, based on JPMorgan Chase’s historical experiences, would suggest a more positive result 14

A P P E N D I X Provision for Loan and Lease Losses 2 Scope  Represents losses inherent in the Firm’s retained loan portfolios (commercial and industrial, commercial real estate, mortgages, credit card, auto and student) and related commitments Approach  Provision projections based on composition and characteristics of wholesale and consumer loan portfolios across all asset classes and customer segments  Considers estimated delinquencies, charge-offs/recoveries and changes in reserves  Risks assessed on a risk-rated basis for wholesale portfolio and on a credit-scored basis for consumer portfolio Types of risks identified and captured  Credit risks, which are impacted by:  Probability of obligor or counterparty downgrade or default  Loan transition to different payment statuses (i.e., current, delinquent, default)  Loss severity  Changes in commitment utilization Methodologies  Model-based approach, which captures the inherent, idiosyncratic risks unique to the Firm’s portfolios  Reflects credit migration and changes in delinquency trends, driven by the underlying economic factors (e.g., U.S. gross domestic product (“GDP”), unemployment rate, housing price index (“HPI”), etc.), which influence the frequency and severity of potential losses  Considers characteristics such as geographic distribution, product and industry mix, and collateral type  Leverages loss experience data relevant to the Firm’s asset classes and portfolios; does not rely on banking industry averages  Reflects reserve levels calculated in accordance with accounting standards, regulatory guidelines, and the Firm’s internal accounting policies and procedures Key management judgments  Management judgment is applied, including:  To define key business assumptions/inputs, including credit quality of new originations  To determine timing of recognition of loan loss reserves builds/releases 15

A P P E N D I X Trading & Counterparty Losses (Market Shock) 3 Scope  Represents an instantaneous global market shock applied to trading and counterparty positions as of October 16, 2013 as prescribed by the Federal Reserve Approach  Instantaneous P&L impact with no re-hedging and no recovery assumed over the forecast period Types of risks identified and captured  Market risks on trading, private equity and other assets carried at fair value  Market risk factors including directional exposure as well as volatility, basis and issuer default risk  Counterparty credit risk (“CCR”)  CVA captures valuation changes which reflect the credit riskiness of counterparties on derivative transactions  Trading Incremental Default Risk (“IDR”) captures additional projected losses from the default of underlying issuers (obligors) in the trading book  Counterparty Default assumes an instantaneous and unexpected default of the counterparty which would result in the largest loss across derivatives and SFT activities after the market shock – CCR/IDR which captures additional projected losses from default of OTC derivatives counterparties is used or is incorporated in lieu of a specific large counterparty default Methodologies  Results measure the Firm’s exposure to changes in the fair value of financial instruments primarily due to movements in:  Interest rates  FX rates  Equity prices  Credit  Commodity prices  Leverages existing firmwide stress framework and methodologies across all LOBs that carry market risk  Trading IDR calculation leverages existing models used for business-as-usual risk management  Trade-level results, reflecting the instantaneous impact of the shocks, were aggregated for all counterparties to produce the stressed MTM, CVA and other credit metrics Key management judgments  No significant management judgment 16

A P P E N D I X Gains/Losses on Securities (AFS/HTM) 4 Scope  Represents OTTI on the investment securities portfolio Approach  Separate methodologies developed for individual asset classes  Assumes no security sales throughout the forecast period Types of risks identified and captured  Potential credit-related OTTI  Investment securities are assessed for OTTI throughout the forecast period  OTTI is recognized when the Firm determines that it does not expect to recover the entire amortized cost of an investment  Credit risks are impacted by probability of default, estimated loss given default and prepayment assumptions Methodologies  The methodologies used to assess the portfolio include the following:  Ratings transition methodology used for non-securitized products (corporate debt, non-U.S. government debt and municipal bonds) – Assumed impairment on those investments that migrated to noninvestment grade  Cash-flow model-based methodology used for securitized products – Cash flows were projected to forecast amortization profile and any principal shortfalls Key management judgments  Management judgment is applied to determine key inputs/assumptions used in the projection of OTTI in lieu of statistical models or where there is limited or insufficient data for certain securities, including:  Default rates;  Recovery rates; and  Prepayment rates for certain securitized products 17

5 RWA

Scope	■ Projections of RWA under Basel I and Basel III Standardized for Credit Risk and Basel 2.5 for Market Risk
Approach	■ Credit Risk RWA ■ Projections leverage forecasted loan and securities balances ■ Market Risk RWA ■ Projections based on historically observed relationship between RWA and key macroeconomic drivers
Types of risks identified and captured	■ Credit risks consistent with those that drive projections of underlying balances (see Provision for Loan and Lease Losses and Gains/Losses on Securities (AFS/HTM) on pages 15 and 17, respectively) ■ Market risk factors including directional exposure as well as volatility, basis and structural risks ■ Impact of country risk classification downgrade by the Organisation for Economic Cooperation and Development ("OECD")
Methodologies	■ Credit Risk RWA ■ Risk weights as prescribed by regulatory rules applied to projected balances ■ Regression model to establish relationship between macroeconomic factors and historical country risk classification trends ■ Market Risk RWA ■ Econometric and regression models and analytical frameworks used, as appropriate, to establish relationships between macroeconomic factors and key RWA components, including Value-at-risk ("VaR"), incremental risk charge and comprehensive risk measure
Key management judgments	■ No significant management judgment

APPENDIX

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A P P E N D I X Description of Key Risks Managed Centrally Capital  The risk the Firm has insufficient capital resources to support the Firm’s business activities and related risks Liquidity  The risk the Firm will not have the appropriate amount, composition or tenor of funding and liquidity to support its assets and obligations Non-USD FX  Risk arising from capital investments, forecasted expense and revenue, investment securities portfolio or issuing debt in denominations other than the U.S. dollar Structural Interest Rate  Risk resulting from the Firm’s traditional banking activities (both on- and off-balance sheet positions) arising from the extension of loans and credit facilities, taking deposits and issuing debt, and the impact of the Chief Investment Office’s (“CIO”) investment securities portfolio Note: For additional information see JPMorgan Chase’s 2013 10-K 19

A P P E N D I X Description of Key Risks Managed on an LOB-aligned Basis Country  Risk that a sovereign’s unwillingness or inability to pay will result in market, credit, or other losses Credit  Risk of loss from obligor or counterparty default Fiduciary  Risk of failing to exercise the applicable standard of care or to act in the best interests of clients or treat all clients fairly as required under applicable law or regulation Legal  Risk of loss or imposition of damages, fines, penalties or other liability arising from failure to comply with a contractual obligation or to comply with laws or regulations to which the Firm is subject Market  Risk of loss arising from adverse changes in the value of the Firm’s assets and liabilities resulting from changes in market variables such as interest rates, foreign exchange rates, equity and commodity prices and their implied volatilities, and credit spreads Model  Risk of a material inaccuracy in the quantification of the value of, or an inaccuracy of the identification and measurement of a position held by or activity engaged in by the Firm Operational  Risk of loss resulting from inadequate or failed processes or systems, human factors or external events Principal  Risk of an adverse change in the value of privately-held financial assets and instruments, typically representing an ownership or junior capital position. These positions have unique risks due to their illiquidity or for which there is less observable market or valuation data Regulatory and Compliance  Risk of regulatory actions, including fines or penalties, arising from the failure to comply with the various U.S. federal and state laws and regulations and the laws and regulations of the various jurisdictions outside the United States in which the Firm conducts business Reputation  Risk that an action, transaction, investment or event will reduce the trust that clients, shareholders, employees or the broader public has in the Firm’s integrity or competence Note: For additional information see JPMorgan Chase’s 2013 10-K 20

A P P E N D I X CCAR Supervisory Severely Adverse Scenario Assumptions  U.S. Real GDP (QoQ change) – Declines nearly 4.75% between the third quarter of 2013 and the end of 2014  U.S. inflation – The four-quarter percent change in the Consumer Price Index (“CPI”) declines to less than 1% by the end of 2014 before moving back up to 1.5% at the end of 2015 through 2016  U.S. Unemployment rate – The unemployment rate increases 4 percentage points from levels at September 30, 2013 (an increase similar to that seen in severe contractions over the past half-century) and peaks at 11¼ percent in the middle of 2015. Notably, the unemployment rate from late 2014 to mid-2016 remains above any level experienced during the past 70 years  Housing Price Index (“HPI” (peak to trough)) – The HPI declines 25% during the scenario period  Equity Markets – Equity prices fall nearly 50 percent over the course of the recession and the equity market volatility index reaches a peak of 68 percent  Short-term and long-term rates – Short-term interest rates remain near zero through 2016. The yield on the long-term Treasury bond declines to 1% in 2014 before increasing approximately 1 percentage point by the end of 2016  Credit spreads – Spreads on corporate bonds increase from ~200 bps to ~500 bps over the course of 2014. As a result, despite lower long-term Treasury yields, corporate borrowing rates rise and reach a peak just below 6¼ percent in mid-2014  International – The international component of the supervisory severely adverse scenario features recessions in the Euro area, the United Kingdom, and Japan, and lower-than-expected growth in developing Asia Key Economic Variables  Supervisory Severely Adverse scenario, as constructed and prescribed by the Federal Reserve, assumes a substantially weakened economic environment  Results forecasted over a 9-quarter planning horizon  Results capture the impact of stressed economic and market conditions on capital, including:  Potential losses (due to credit risk, market risk, severe interest rate movements and operational and other risks) on all on- and off- balance sheet positions  Pre-provision net revenue 21

Agenda Page 2 0 1 4 A N N U A L S T R E S S T E S T D I S C L O S U R E 22 Appendix  Capital Adequacy Assessment Processes & Risk Methodologies  DFAST Results – In-scope Bank Entities 8 2014 Supervisory Severely Adverse Scenario Results 1

DFAST results under the Supervisory Severely Adverse Scenario

Capital Ratios – JPMorgan Chase Bank, N.A.

- Process, including models, analytical frameworks, governance and controls, for conducting stress test consistent with the JPMorgan Chase firmwide process
- Calculations based on bottoms-up, stand-alone projections for JPMorgan Chase Bank, N.A.

JPMorgan Chase Bank, N.A.-calculated projected minimum regulatory capital ratios and tier 1 common ratio, Q4 2013 – Q4 2015

	Actual Q3 2013	Stressed capital ratios[1]	
		Ending	Minimum
Tier 1 common ratio (%)[2,3]	10.6%	10.3%	9.3%
Common equity tier 1 capital ratio (%)[3,4]	N/A	9.8%	9.1%
Tier 1 risk-based capital ratio (%)	10.7%	9.8%	9.1%
Total risk-based capital ratio (%)	13.3%	11.5%	10.9%
Tier 1 leverage ratio (%)	6.6%	7.0%	6.5%

[1] The capital ratios are calculated using capital action assumptions provided within the Dodd-Frank Act stress testing rule. These projections represent hypothetical estimates under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve that reflects an economic outcome that is more adverse than expected, and does not represent JPMorgan Chase Bank, N.A.'s forecasts of expected losses, revenue, net income before taxes, or capital ratios. The minimum capital ratio presented is for the period Q4 2013 to Q4 2015

[2] The Tier 1 common ratio is calculated using the definition of capital and total risk-weighted assets under Basel I rules as in effect in 2013

[3] See note 1 on page 27

[4] JPMorgan Chase Bank, N.A. as a wholly-owned subsidiary of JPMorgan Chase & Co., which is an advanced approaches BHC, is subject to a Basel III common equity tier 1 ratio of 4.0% for each quarter in 2014 and 4.5% for each quarter in 2015

APPENDIX

23

JPMORGAN CHASE & CO.

DFAST results under the Supervisory Severely Adverse Scenario

P&L projections – JPMorgan Chase Bank, N.A.

- Process, including models, analytical frameworks, governance and controls, for conducting stress test consistent with the JPMorgan Chase firmwide process
- Calculations based on bottoms-up, stand-alone projections for JPMorgan Chase Bank, N.A.

JPMorgan Chase Bank N.A.-calculated 9-quarter cumulative projected losses, revenues and net income before taxes (Q4 2013 – Q4 2015)

	Billions of dollars	Percent of average assets[1]
Pre-provision net revenue[2]	$33.1	1.8%
Other Revenue[3]	0.0	
less		
Provisions for loan and lease losses	33.4	
Realized losses/(gains) on securities (AFS/HTM)	1.3	
Trading and counterparty losses[4]	7.8	
Other losses/(gains)[5]	0.2	
equals		
Net income before taxes	**($9.7)**	**(0.5%)**
Memo items		
Other comprehensive income[6]	*($1.9)*	
Other effects on capital	*Q4 2014*	*Q4 2015*
AOCI included in capital (billions of dollars)[7]	*($0.8)*	*$0.6*

Note: Totals may not sum due to rounding
[1] Average assets is the nine-quarter average of total assets (from 4Q 2013 through 4Q 2015)
[2] Pre-provision net revenue includes losses from operational-risk events, mortgage repurchase expenses, and OREO costs
[3] Other revenue includes one-time income and (expense) items not included in pre-provision net revenue
[4] Trading and counterparty losses include MTM and CVA losses and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities
[5] Other losses/gains includes projected change in fair value of loans held-for-sale and loans held-for-investment measured under the fair value option, and goodwill impairment losses
[6] OCI includes incremental unrealized losses/gains on AFS securities and on any HTM securities that have experienced other than temporary impairment
[7] 20 percent of AOCI is included in capital calculations for 2014 and 40 percent of AOCI is included in capital calculations for 2015

APPENDIX
24
JPMORGAN CHASE & CO.

DFAST results under the Supervisory Severely Adverse Scenario

Capital Ratios – Chase Bank USA, N.A.

- Process, including models, analytical frameworks, governance and controls, for conducting stress test consistent with the JPMorgan Chase firmwide process
- Calculations based on bottoms-up, stand-alone projections for Chase Bank USA, N.A.

Chase Bank USA, N.A.-calculated projected minimum regulatory capital ratios and tier 1 common ratio, Q4 2013 – Q4 2015

	Actual Q3 2013	Stressed capital ratios[1]	
		Ending	Minimum
Tier 1 common ratio (%)[2,3]	12.1%	11.0%	9.6%
Common equity tier 1 capital ratio (%)[3,4]	N/A	10.9%	10.1%
Tier 1 risk-based capital ratio (%)	12.1%	10.9%	10.1%
Total risk-based capital ratio (%)	15.5%	14.5%	13.7%
Tier 1 leverage ratio (%)	11.0%	10.0%	8.9%

[1] The capital ratios are calculated using capital action assumptions provided within the Dodd-Frank Act stress testing rule. These projections represent hypothetical estimates under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve that reflects an economic outcome that is more adverse than expected, and does not represent Chase Bank USA, N.A.'s forecasts of expected losses, revenue, net income before taxes, or capital ratios. The minimum capital ratio presented is for the period Q4 2013 to Q4 2015

[2] The Tier 1 common ratio is calculated using the definition of capital and total risk-weighted assets under Basel I rules as in effect in 2013

[3] See note 1 on page 27

[4] Chase Bank USA, N.A. as a wholly-owned subsidiary of JPMorgan Chase & Co., which is an advanced approaches BHC, is subject to a Basel III common equity tier 1 ratio of 4.0% for each quarter in 2014 and 4.5% for each quarter in 2015

APPENDIX

25

JPMORGAN CHASE & CO.

DFAST results under the Supervisory Severely Adverse Scenario

P&L projections – Chase Bank USA, N.A.

- Process, including models, analytical frameworks, governance and controls, for conducting stress test consistent with the JPMorgan Chase firmwide process
- Calculations based on bottoms-up, stand-alone projections for Chase Bank USA, N.A.

Chase Bank USA, N.A.-calculated 9-quarter cumulative projected losses, revenues and net income before taxes (Q4 2013 – Q4 2015)

	Billions of dollars	Percent of average assets[1]
Pre-provision net revenue[2]	$14.3	12.1%
Other Revenue[3]	0.0	
less		
Provision for loan and lease losses	16.4	
Realized losses/(gains) on securities (AFS/HTM)	0.0	
Trading and counterparty losses[4]	0.0	
Other losses/(gains)[5]	0.0	
equals		
Net income before taxes	**($2.1)**	**(1.7%)**
Memo items		
Other comprehensive income[6]	*$0.0*	
Other effects on capital	*Q4 2014*	*Q4 2015*
AOCI included in capital (billions of dollars)[7]	*$0.0*	*$0.0*

[1] Average assets is the nine-quarter average of total assets (from 4Q 2013 through 4Q 2015)
[2] Pre-provision net revenue includes losses from operational-risk events, mortgage repurchase expenses, and OREO costs
[3] Other revenue includes one-time income and (expense) items not included in pre-provision net revenue
[4] Trading and counterparty losses include MTM and CVA losses and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities
[5] Other losses/gains includes projected change in fair value of loans held-for-sale and loans held-for-investment measured under the fair value option, and goodwill impairment losses
[6] OCI includes incremental unrealized losses/gains on AFS securities and on any HTM securities that have experienced other than temporary impairment
[7] 20 percent of AOCI is included in capital calculations for 2014 and 40 percent of AOCI is included in capital calculations for 2015

APPENDIX

26

JPMORGAN CHASE & CO.

A P P E N D I X Notes on non-GAAP financial measures 1. Prior to January 1, 2014, Tier 1 common under Basel I and III rules were each non-GAAP financial measures, which were used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. Effective January 1, 2014, the Firm is required to calculate its capital ratios using the Basel III Standardized Approach; that approach includes Tier 1 common as a required capital measure. Therefore, Tier 1 common under the Basel III Standardized Approach is considered a GAAP financial measure effective January 1, 2014. For additional information on Tier 1 common under Basel I and III, see Regulatory capital on pages 161-165 of JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2013. 27

A P P E N D I X Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase) and on the Securities and Exchange Commission's website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 28